Stock Options Plan - Schedule of Stock Options, Valuation Assumptions (Details)	6 Months Ended
	Jun. 30, 2021 $ / shares
Dividend yields	0.00%	[1]
Share price (in U.S. dollar)	$ 0.26	[2]
Expected volatility, minimum	82.77%	[3]
Expected volatility, maximum	142.57%	[3]
Risk-free interest rates, minimum	0.18%	[4]
Risk-free interest rates, maximum	1.70%	[4]
Minimum [Member]
Expected life (in years)	1 year 6 months
Maximum [Member]
Expected life (in years)	14 years 9 months 14 days

[1]	The Group used 0% as its expected dividend yield.
[2]	The Parent-Company common stocks are listed on the Over the Counter ("OTC"). However, the Group considers its share price as it is traded on OTC, as not to be an appropriate representation of fair value, since it is not traded on an active market. The Group determined that the market is inactive due to a low number of transactions of the Parent Company's stock, stale or non-current price quotes and price quotes that vary substantially either over time or among market makers. Consequently, the price of the Parent-Company's common stock has been determined based on the April 2021 Private placement unit of common stock and Warrants at a per unit exercise price of $0.64. In order to evaluate the price per share, the Warrant value has been deducted from the total unit price
[3]	As the Company is at its early stage of operation, there is not sufficient historical volatility for the expected term of the stock options. Therefore, the Group uses an average historical share price volatility based on an analysis of reported data for a peer group of comparable publicly traded companies which were selected based upon industry similarities.
[4]	The Group determined the risk-free interest rate by using a weighted-average equivalent to the expected term based on the U.S. Treasury yield curve in effect as of the date of grant.